UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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ADVANTAGE ADVISERS XANTHUS FUND, L.L.C.

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ADVANTAGE ADVISERS XANTHUS FUND, L.L.C.
(the "Fund")

200 Park Avenue
24th Floor
New York, New York  10166

[______], 2011

Dear Member:

I am writing to inform you that a Special Meeting (the "Meeting") of Members of the Fund ("Members") will be held on June 30, 2011 at [______], at [___] a.m. (Eastern Time).  The formal notice of the Meeting and related materials are enclosed.  At the Meeting, Members of the Fund will vote on a proposal to approve a new investment advisory agreement between the Fund and Advantage Advisers Multi-Manager, L.L.C. ("Multi-Manager"), pursuant to which Multi-Manager would replace Advantage Advisers Management, L.L.C. ("AAM") as the investment adviser of the Fund (the "New Advisory Agreement").  Members also will vote on a proposal to approve a sub-investment advisory agreement pursuant to which Alkeon Capital Management, LLC ("Alkeon") will provide portfolio management services to the Fund (the "Sub-Advisory Agreement").  Multi-Manager is an affiliate of AAM and personnel of Alkeon (which currently is a member of AAM and will become a non-managing member of Multi-Manager) currently manage the Fund's investment portfolio on behalf of AAM.

Approval of the New Advisory Agreement and the Sub-Advisory Agreement is being sought in connection with certain proposed changes in the Fund's management arrangements and fee structure (the "Restructuring"), which the Board of Managers of the Fund (the "Board") approved at a meeting held in person on April 26, 2011.  The Restructuring will also involve the assumption by Multi-Manager of responsibility for providing various administrative and investor services to the Fund that are now provided by Oppenheimer & Co. Inc ("Opco"), an affiliate of AAM and Multi-Manager, and Alkeon.  The Board approved these new arrangements after careful consideration and based, in part, on its review of the nature, scope and quality of services that are currently provided to the Fund by AAM, Alkeon and Opco, and such services as are proposed to be provided to the Fund by Multi-Manager and Alkeon.  These new arrangements will not result in any change in the personnel providing investment advisory or other services to the Fund or any change in the Fund's investment program, but will result in a change in the legal entities providing those services and an increase in certain fees paid by the Fund, as described below.

The key elements of the Restructuring involve: (i) Multi-Manager replacing AAM as the Fund's investment adviser;  (ii) the retention of Alkeon as the sub-investment adviser of the Fund; (iii) the assumption by Multi-Manager of responsibility for providing various administrative and investor services to the Fund that are now provided by Opco and Alkeon; (iv) a new monthly advisory fee computed at the annual rate of 0.40% of the Fund's net assets that will be payable by the Fund to Multi-Manager; and (v) an increase in the annual rate used in computing the monthly fee that the Fund pays for administrative and investor services from 1.00%. to 1.35% of the Fund's net assets.

More specifically, the changes associated with the Restructuring, which are targeted for implementation as of July 1, 2011, include:  (i) a new Administrative Services Agreement (the "New Services Agreement") between Multi-Manager and the Fund under which Multi-Manager (and Alkeon as a non-managing member of Multi-Manager) will provide the Fund with certain administrative and investor services; (ii) the New Advisory Agreement retaining Multi-Manager as the Fund's investment adviser;  (iii) the Sub-Advisory Agreement under which Alkeon will provide portfolio management services to the Fund; and (iv) an amendment of the Limited Liability Company Agreement of the Fund (the "LLC Agreement") to accommodate the new management structure for the Fund.

Implementation of the New Advisory Agreement and the Sub-Advisory Agreement are each subject to approval by Members and will become effective only if they are approved by the vote of a majority of Members in accordance with the requirements of the Investment Company Act of 1940, as amended.  The terms of the New Advisory Agreement are materially the same as those of the current investment advisory agreement between the Fund and AAM, except for the date of its effectiveness, the date of expiration of its initial two year term, a provision allowing Multi-Manager to retain sub-advisers and the new monthly advisory fee noted above, which is more fully described in the enclosed Proxy Statement.  The New Services Agreement and the amendment to the LLC Agreement do not require Member approval.

If the New Advisory Agreement and the Sub-Advisory Agreement are each approved at the Meeting (or any adjournment thereof), they will become effective as soon as reasonably practical thereafter.  In the event that Members do not approve the New Advisory Agreement or the Sub-Advisory Agreement, AAM will continue to serve as the Fund's investment adviser in accordance with the arrangements currently in effect.  In such event, there can be no assurance that Alkeon will remain a member of AAM and make its personnel available to manage the Fund's investment portfolio and it may be necessary to retain a sub-adviser other than Alkeon to provide portfolio management services to the Fund, which would be subject to approval by the Board and Members.  The New Services Agreement, which does not require Member approval, will become effective on or about July 1, 2011 regardless of whether Members approve either the New Advisory Agreement or the Sub-Advisory Agreement.

The enclosed Proxy Statement, which you should read carefully, provides more detailed information about the proposals that will be acted upon at the Meeting and solicits your proxy to be voted at the Meeting.

The Board unanimously recommends that you vote "For" approval of the New Advisory Agreement and that you also vote "For" approval of the Sub-Advisory Agreement.

You may vote at the Meeting if you were a Member of record of the Fund as of the close of business on May 31, 2011.  Whether or not you plan to attend the Meeting, you can vote in one of three ways: (i) By mail: Mark, sign and date the enclosed Proxy Card and return it in the enclosed postage-paid envelope; (ii) By phone: Call the toll-free number listed on the front of the enclosed Proxy Card to vote by phone.  Have your control number (located on the signature side of the enclosed Proxy Card) available for reference.  The automatic system will prompt you on how to vote; or (iii) By internet: Log on to the website listed on the front of the enclosed Proxy Card.  Have your control number (located on the signature side of the enclosed Proxy Card) available for reference.  The system will prompt you with instructions on how to vote.  You may also vote in person at the Meeting.  If you vote by Internet or by telephone, you do not need to mail your Proxy Card.  If after voting you want to change your vote, you may do so by submitting a new Proxy Card, by submitting a new vote by touch-tone telephone or the Internet, or by revoking your proxy and voting in person at the Meeting.

It is important that your vote be represented at the Meeting.  Please mark, sign and date the enclosed Proxy Card and return it in the envelope provided by mail or vote using the Internet or touch-tone telephone.

Thank you for your confidence and support.

Very truly yours,

/s/
Name: Bryan McKigney
Title: Principal Manager

ADVANTAGE ADVISERS XANTHUS FUND, L.L.C.
(the "Fund")

200 Park Avenue
24th Floor
New York, New York  10166

NOTICE OF SPECIAL MEETING OF MEMBERS
To be Held on June 30, 2011

To Members:

A Special Meeting of Members of the Fund ("Members") will be held on June 30, 2011 at [___] a.m. (Eastern Time) at [_______] (the "Meeting").

The Meeting is called for the following purposes:

1.	to approve a new Investment Advisory Agreement between the Fund and Advantage Advisers Multi-Manager, L.L.C. (the "New Advisory Agreement"); and

2.	to approve a sub-advisory agreement pursuant to which Alkeon Capital Management, LLC will provide portfolio management services to the Fund (the "Sub-Advisory Agreement").

These proposals are discussed in greater detail in the accompanying Proxy Statement.

You may vote at the Meeting if you were a Member of record of the Fund as of the close of business on May 31, 2011.  If you attend the Meeting, you may vote in person.  If you would like to attend the Meeting, please call [          ] to obtain directions.  Members who do not expect to attend the Meeting are urged to vote in one of three ways: (i) by marking, signing and returning the enclosed proxy card in the enclosed postage-prepaid envelope; (ii) via the Internet at www.proxyvote.com and following the on-screen directions; or (iii) by using your touch-tone telephone.  Signed but unmarked proxy cards will be counted in determining whether a quorum is present at the Meeting and will be voted "For" approval of the New Advisory Agreement, "For" approval of the Sub-Advisory Agreement, and in the discretion of the persons named as proxies in connection with any other matters that may properly come before the Meeting or any adjournment thereof.

The Proxy Statement accompanying this Notice is also available along with the proxy card and any other proxy materials at www.proxyvote.com by entering the control number that appears on your proxy card.

The Fund will furnish, without charge, copies of its most recent annual and semi-annual reports to the Members upon request.  To request a copy, please call [             ].  You may also view or obtain these documents from the Securities and Exchange Commission (the "SEC"): (i) in person at the SEC's Public Reference Room in Washington, D.C.; (ii) by calling 1-800-SEC-0330; (iii) by mailing a written request to Public Reference Section, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549 (duplicating fee required); (iv) by sending an e-mail to publicinfo@sec.gov; or (v) on Internet at www.sec.gov.

If you have any questions, please call [                 ].

By Order of the
Board of Managers

Each Member's vote is important.  The Meeting may be adjourned without conducting any business if a quorum is not present.  In that event, the Fund will continue to solicit proxies in an attempt to obtain a quorum.

By casting your vote you will help enable the Fund to hold the Meeting as scheduled, so please vote in one of three ways: (i) by marking, signing and returning the enclosed proxy card in the enclosed postage-prepaid envelope; (ii) by logging on to the website listed on the front of the enclosed proxy card and following the on-screen directions; or (iii) by using your touch-tone telephone.  Please refer to your proxy card for additional instructions on how to vote.

ADVANTAGE ADVISERS XANTHUS FUND, L.L.C.
(the "Fund")

200 Park Avenue
24th Floor
New York, New York  10166

SPECIAL MEETING OF MEMBERS
To Be Held on June 30, 2011

PROXY STATEMENT

This Proxy Statement is being furnished to members of the Fund ("Members") by the Board of Managers of the Fund (the "Board").  The Board is requesting your proxy for use at a Special Meeting of Members (the "Meeting") to be held at [____], on June 30, 2011 at [___] a.m. (Eastern Time).  Your proxy may also be voted at any adjournment of the Meeting.

In addition to soliciting proxies by mail, officers of Advantage Advisers Management, L.L.C. ("AAM"), the Fund's current investment adviser, and personnel of AAM's affiliates may solicit proxies by telephone or in person, without special compensation.  AAM has retained D.F. King & Co. Inc., a third-party solicitor, to solicit proxies from Members.  D.F. King & Co. Inc. may solicit proxies in person, by Internet or by telephone.  The fees and expenses of the proxy solicitor (which are expected to be approximately $[   ]), as well as all other costs associated with the solicitation and preparation of the Proxy Statement and of the Meeting, are being paid by AAM and Alkeon Capital Management, LLC ("Alkeon").

At the Meeting, Members will vote on a proposal to approve a new investment advisory agreement (the "New Advisory Agreement") between Advantage Advisers Multi-Manager, L.L.C. ("Multi-Manager") and the Fund ("Proposal 1"), and will also vote on a proposal to approve a sub-investment advisory agreement between the Fund, Multi-Manager and Alkeon (the "Sub-Advisory Agreement") ("Proposal 2," and together with Proposal 1, the "Proposals").

All properly executed proxies received before the Meeting will be voted at the Meeting and any adjournment thereof in accordance with the instructions marked thereon or otherwise as provided therein.  If no instructions are marked, proxies will be voted "For" each of the Proposals and will be voted in accordance with the discretion of the persons appointed as proxies on any other matters that may properly come before the Meeting or any adjournment thereof.  Members who execute proxies retain the right to revoke them by written notice received by the Fund at any time before they are voted.  Proxies given by telephone or over the Internet may be revoked at any time before they are voted in the same manner that proxies submitted by mail may be revoked.  In addition, any Member who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.  See "Voting Information – Revocation of Proxies and Abstentions."

If a quorum is not present at the Meeting or if a quorum is present but sufficient votes to approve either of the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies.  See "Voting Information – Adjournments."

The close of business on May 31, 2011 has been fixed as the record date (the "Record Date") for the determination of Members entitled to notice of and to vote at the Meeting and any adjournment of the Meeting.

At the Meeting, each Member will be entitled to cast that number of votes as is equivalent to the Member's investment percentage in the Fund as of the Record Date. A Member's investment percentage is determined by dividing the balance of a Member's capital account in the Fund by the aggregate capital account balances of all Members  As of the close of business on the Record Date, the aggregate capital account balances of all Members was [______].

This Proxy Statement is first being mailed to Members on or about June [   ], 2011.

Copies of the Fund's most recent annual report and semi-annual report are available upon request, without charge, by calling [           ] or by writing to [_____].  You may also view or obtain these documents from the Securities and Exchange Commission (the "SEC"): (i) in person at the SEC's Public Reference Room in Washington, D.C.; (ii) by calling 1-800-SEC-0330; (iii) by mailing a written request to: Public Reference Section, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549 (duplicating fee required); (iv) by sending an e-mail to publicinfo@sec.gov; or (v) on the Internet at www.sec.gov.

Information regarding persons known to own five percent or more of the interests in the Fund ("Interests") and information regarding the ownership of Interests by Managers of the Fund is contained in Exhibit 1.

Important Notice Regarding the Availability of Proxy Materials for the Meeting

The following materials and information relating to this Proxy Statement are available at www.proxyvote.com by entering the control number that appears on your proxy card:  (i) the Proxy Statement and accompanying Notice of Special Meeting of Members; (ii) proxy cards and any other proxy materials; (iii) information on how to obtain directions to attend the Meeting in person; and (iv) copies of the Fund's Annual Report to Members for the fiscal year ended December 31, 2010 and the Fund's Semi-Annual Report to Members for the period ended June 30, 2010.

Table of Contents

		Page

I.	Proposals for Member Approval.	1

	Background	1

	Impact of the Restructuring on Fund Fees and Expenses	2

	Proposal 1 – Approval of New Investment Advisory Agreement	3

	Proposal 2 – Approval of Sub-Advisory Agreement	8

II.	Voting Information.	17

III.	Other Matters and Additional Information.	18

EXHIBIT I - BENEFICIAL OWNERSHIP OF INTERESTS

EXHIBIT II- INVESTMENT ADVISORY AGREEMENT

EXHIBIT III- SUB-INVESTMENT ADVISORY AGREEMENT

I.    Proposals for Member Approval.

BACKGROUND

At a meeting held in person on April 26, 2011, the Fund's Board approved various matters, certain of which require Member approval, that will result in changes to the Fund's management arrangements and fee structure (the "Restructuring").  These changes, which are targeted for implementation as of July 1, 2011 (or as soon thereafter as reasonably practicable), will not result in any change in personnel providing investment advisory or other services to the Fund or any change in the Fund's investment program, but will result in a change in the legal entities providing those services and in an increase in certain fees paid by the Fund.

Pursuant to the Restructuring: (i) Multi-Manager would replace AAM as the Fund's investment adviser; (ii) the Fund would pay Multi-Manager a new monthly advisory fee computed at the annual rate of 0.40% of the Fund's net assets; and (iii) Alkeon will be retained to provide portfolio management services to the Fund as sub-investment adviser and be paid a monthly fee by Multi-Manager for acting in such capacity.  Also, as part of the Restructuring, Multi-Manager will assume responsibility for providing various administrative and investor services to the Fund that are now provided by Oppenheimer & Co. Inc. ("Opco") and Alkeon, and the annual rate used to compute the monthly fee that the Fund pays for such services will increase from 1.00% to 1.35% of the Fund's net assets.

To implement these new arrangements: (i) the Fund would enter into the New Advisory Agreement with Multi-Manager; (ii) the Fund and Multi-Manager would enter into the Sub-Advisory Agreement with Alkeon; and (iii) the Fund would enter into a new administrative services agreement with Multi-Manager (the "New Services Agreement").  Alkeon will become a non-managing member of Multi-Manager and continue to provide certain administrative services to the Fund.  The New Advisory Agreement and the Sub-Advisory Agreement are each subject to approval of Members and will become effective only if approved by the vote of the holders of a majority of outstanding voting securities of the Fund in accordance with the requirements of the Investment Company Act of 1940, as amended (the "1940 Act").

If the New Advisory Agreement and the Sub-Advisory Agreement are each approved at the Meeting (or any adjournment thereof), they will become effective as soon as reasonably practical thereafter.  In the event that Members do not approve the New Advisory Agreement or the Sub-Advisory Agreement, AAM will continue to serve as the Fund's investment adviser in accordance with the arrangements currently in effect.  In such event, there can be no assurance that Alkeon will remain a member of AAM and make its personnel available to manage the Fund's investment portfolio and it may be necessary to retain a sub-adviser other than Alkeon to provide portfolio management services to the Fund, which would be subject to approval by the Board and Members.  The New Services Agreement, which does not require Member approval, will become effective on or about July 1, 2011 regardless of whether Members approve either the New Advisory Agreement or the Sub-Advisory Agreement.

The Fund has been managed as a joint venture between Opco and Alkeon in which Opco, its affiliate AAM, and Alkeon have each been responsible for providing services to the Fund.  Although Opco has been primarily responsible for providing administrative and investor services, Alkeon has also been responsible for providing certain of these services under the terms of a sub-administration agreement between Opco and Alkeon.  Similarly, although Alkeon as a non-managing member of AAM has furnished the personnel who have been primarily responsible for providing investment advisory services to the Fund on behalf of AAM, personnel of Oppenheimer Asset Management Inc. ("OAM"), an affiliate of Opco, on behalf of AAM, have also had investment-related responsibilities; particularly, in providing risk management and compliance oversight and in managing the Fund’s margin positions and leverage exposures.

The Restructuring was proposed by Opco and Alkeon and is intended to consolidate, within Multi-Manager (an entity in which OAM and Alkeon will each have an interest), responsibility for providing all of the investment advisory and administration services now provided by Opco, AAM and Alkeon.  In the view of Opco and Alkeon, this new arrangement will better reflect their joint responsibilities for the full range of services provided to the Fund and enable both companies to participate in the administration and management of the Fund, while allowing Alkeon’s more meaningful participation in the revenues that are derived from the Fund.  The additional fees that the Fund will pay pursuant to the New Advisory Agreement and the New Services Agreement were also proposed by Opco and Alkeon based on the nature, quality and scope of the services being provided to the Fund and consideration of the fees paid by comparable funds for similar services.

As described below, the Board determined to approve the New Advisory Agreement, the New Services Agreement and the Sub-Advisory Agreement after careful consideration and based, in part, on the nature, scope and quality of services that are being provide to the Fund by AAM, Alkeon and Opco, and such services as are proposed to be provided to the Fund by Multi-Manager and Alkeon.

EFFECT OF THE RESTRUCTURING ON FUND FEES AND EXPENSES

The fees paid by the Fund for investment advisory services and for administrative and investor services will increase by 0.75% if the Restructuring is fully implemented.  Under the Fund’s current investment advisory agreement between the Fund and AAM (the "Current Advisory Agreement"), AAM does not receive a monthly advisory fee, but is entitled to receive an incentive allocation from the capital account of each Member annually in an amount equal to 20% of gains (i.e., net profits) allocated to the Member in excess of the amount of any losses allocated to a loss recovery account maintained for the Member and not previously offset by subsequent gains (the “Incentive Allocation”).  Under the New Advisory Agreement, Multi-Manager would be entitled to receive the Incentive Allocation and will also be paid a monthly advisory fee that will be computed at the annual rate of 0.40% of the Fund's net assets determined as of the start of business on the first business day of each month, after adjustment for any subscriptions effective on such day (the "Advisory Fee").  Under the current administrative services agreement between the Fund and Opco, the Fund pays Opco a monthly fee that is computed at the annual rate of 1.00% of the Fund's net assets determined as of the start of business on the first business day of each month, after adjustment for any subscriptions effective on such day (the "Services Fee").  The Services Fee payable by the Fund to Multi-Manager under the New Services Agreement will be computed at the annual rate of 1.35%.

The following tables illustrate the impact that the Advisory Fee and the new Services Fee will have on the fees and expenses of the Fund, and the amounts paid by the Fund and Members for investment advisory and administrative and investor services, assuming Fund expenses incurred during the fiscal year ended December 31, 2010 and investment results for that year:

SUMMARY OF FUND EXPENSES

	2010 Actual (as annual percent of net assets)	Pro Forma (as annual percent of net assets)
Shareholder Transaction Expenses Maximum Sales Charge (as a percentage of offering price) (1)	Up to 3.00%	Up to 3.00%
Annual Expenses (as a percentage of net assets attributable to Interests) (excluding Incentive Allocation)
Advisory Fee	0.00%	0.40%
Other Expenses (2)
Services Fee	1.00%	1.35%
Other Operating Expenses	2.62%	2.62%
Total Annual Expenses	3.62%	4.37%
Incentive Allocation (3)	20.00%	20.00%
_____________

(1)
Investors purchasing Interests may be charged sales commissions of up to 3% of the amounts transmitted in connection with their subscriptions (up to 3.1% of the amounts invested), in the sole discretion of their account executives.

(2)
Reflects an estimate of all expected ordinary operating expenses for the current fiscal year, including the Services Fee (current fee of 1.00%, proposed fee of 1.35%), but not the proposed Advisory Fee (which is noted separately in the table), that are expected to be borne by the Fund for the current fiscal year.  The amount of the Fund's net assets used in calculating this percentage was based on average net assets for the year ended December 31, 2010.

(3)
The Adviser is entitled to an annual Incentive Allocation equal to 20% of the net capital appreciation allocated to a Member each fiscal year.  No Incentive Allocation is made to the extent a Member has a balance in such Member's Loss Recovery Account.

The purpose of the table above and the example below is to assist investors in understanding the various costs and expenses investors in the Fund will bear directly or indirectly as a result of Restructuring.

Example	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses (including the Incentive Allocation) on a $1,000 investment, assuming a 5% annual return and a sales charge of 3%:	$73.74	$161.89	$250.94	$477.51

You would pay the following expenses (including the Incentive Allocation) on a $1,000 investment, assuming a 5% annual return (without a sales charge):	$45.10	$135.98	$227.78	$461.36

The example includes the payment of the Incentive Allocation and assumes that the Fund's annual return is 5%.

The example should not be considered a representation of future expenses.  Actual expenses may be greater or less than those shown in the example.  Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

REVENUES TO INVESTMENT ADVISER

(000's)

	2010 Actual	2010 Pro Forma
Advisory Fee	$0	$3,912
Services Fee	$9,782 (1)	$13,206 (2)
Incentive Allocation	$19,158	$17,691
Total	$28,940	$34,809
_____________

(1)           Reflects the Services Fee currently received by Opco, an affiliate of AAM, for provision of administration services.

(2)           Reflects the approved Service Fee payable to Multi-Manager, commencing on or about July 1, 2011, for provision of administrative services.

PROPOSAL 1

APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

At the Meeting, Members will vote on a proposal to approve the New Advisory Agreement pursuant to which Multi-Manager will serve as the investment adviser of the Fund.  The New Advisory Agreement is substantially similar in all material respects to the Current Advisory Agreement, except for the date of its effectiveness, its initial term, the payment of the Advisory Fee and the addition of language permitting the retention by Multi-Manager of sub-advisers.  A copy of the New Advisory Agreement is contained in Exhibit 2 to this Proxy Statement.  As noted above, there will be no change in the investment objective or investment policies of the Fund or in the personnel responsible for the day-to-day management of the Fund's investment portfolio.  The Board recommends that Members vote to approve the New Advisory Agreement.

Section 15(a) of the 1940 Act prohibits any person from serving as an investment adviser of a registered investment company, such as the Fund, except pursuant to a written contract that has been approved by the vote of a majority of the outstanding voting securities of the investment company.  Therefore, the approval of the New Advisory Agreement by Members of the Fund is required.  In the event that Members do not approve the New Advisory Agreement, AAM will continue to serve as the Fund's investment adviser in accordance with the arrangements currently in effect.  In such event, there can be no assurance that Alkeon will remain a member of AAM and make its personnel available to manage the Fund's investment portfolio and it may be necessary to retain a sub-adviser other than Alkeon to provide portfolio management services to the Fund, which would be subject to approval by the Board and Members.

Description of the Current Advisory Agreement and New Advisory Agreement.

AAM currently serves as the Fund's investment adviser.  OAM is the managing member of AAM and Alkeon is a non-managing member of AAM.  As non-managing member of AAM, Alkeon is responsible for making its investment personnel available to AAM to provide portfolio management services on behalf of AAM to the Fund and is entitled to share in the revenues of AAM attributable to the Fund.  Under the Current Advisory Agreement, AAM is entitled to receive the Incentive Allocation.  The Current Advisory Agreement was last submitted to Members of the Fund for approval at a meeting of Members of the Fund held on April 25, 2003 and was last renewed by the Board at its March 23, 2011 regular quarterly meeting.

Under the New Advisory Agreement, Multi-Manager will serve as the Fund's investment adviser.  Because it is proposed that Alkeon be retained to serve as investment sub-adviser of the Fund pursuant to the Sub-Advisory Agreement (see Proposal 2 below), it is contemplated that there will be no change in personnel managing the Fund's investment portfolio.  Alkeon's investment professionals will continue to have responsibility for managing the Fund's assets and Multi-Manager will have responsibility for supervising those services.

The New Advisory Agreement provides that, in consideration of the services provided, the Fund will pay the Advisory Fee, which is a monthly asset-based advisory fee payable to Multi-Manager that will be computed at the annual rate of 0.40% of the Fund's net assets determined as of the start of business on the first business day of each month, after adjustment for any subscriptions effective on such day.  In addition, and as is the case under the Current Advisory Agreement, Members will also be subject to the Incentive Allocation which will continue to be made to AAM (which will be designated by Multi-Manager to serve as the Special Advisory Member of the Fund solely for purposes of receiving the Incentive Allocation).  OAM is the managing member of AAM and Alkeon is a non-managing member of AAM and shares in the net revenues of AAM attributable the Fund (i.e., the Incentive Allocation payable to AAM as the Special Advisory Member of the Fund).  The New Advisory Agreement authorizes Multi-Manager to retain sub-advisers, subject to such approvals by the Board and by Members as are required by applicable law.  In all other respects, the terms of the New Advisory Agreement are materially the same as those of the Fund's Current Advisory Agreement, except for the date of its effectiveness and the date of expiration of its initial two year term.

If the New Advisory Agreement is approved by Members, it will become effective and will have an initial term expiring two years from the date of its execution.  The New Advisory Agreement may continue in effect from year to year after its initial term, provided that such continuance is approved annually by: (i) the Board; or (ii) the vote of a majority of the outstanding voting securities (as defined by the 1940 Act) of the Fund, and that, in either event, such continuance also is approved by a majority of the members of the Board who are not "interested persons," as defined by the 1940 Act, of the Fund (collectively, the "Independent Managers"), by vote cast in person at a meeting called for the purpose of voting on such approval.

Information About Multi-Manager.

Multi-Manager was formed as a Delaware limited liability company in 1998 and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act").  OAM is the managing member of Multi-Manager and will oversee Multi-Manager's provision of investment advisory services to the Fund.  Alkeon will become a non-managing member of Multi-Manager and will be entitled to participate in the net revenues of Multi-Manager attributable to the Fund (i.e., the Advisory Fee payable by the Fund, if the New Advisory Agreement is approved by Members, and the new Services Fee payable by the Fund as of July 1, 2011).

Oppenheimer Holdings Inc. ("OPY") is the ultimate parent of both OAM and Opco.  OAM is a wholly-owned subsidiary of E.A. Viner International Co. ("E.A. Viner"), which in turn is a wholly-owned subsidiary of OPY.  OPY is a publicly traded company listed on the New York Stock Exchange.  Opco is a wholly-owned subsidiary of Viner Finance Inc., which in turn is wholly-owned by E.A. Viner.  In excess of 50% of the Class B (voting) shares of OPY are owned by Phase II Financial Ltd., an Ontario corporation controlled by Albert G. Lowenthal; in excess of 44% of the Class B (voting) shares of OPY are owned by Elka Estates Limited, an Ontario corporation which is controlled by Olga Roberts.

Opco is a full-service, self-clearing securities brokerage firm headquartered in New York, and is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), is a member of the Financial Regulatory Authority Inc. and is registered as an investment adviser under the Advisers Act.  Opco is a member firm of the New York Stock Exchange and all principal U.S. exchanges and has over 1,600 financial consultants and ranks among the top 10 independent full-service retail broker-dealers in the United States, based on number of financial consultants and client assets.

The address of each of Multi-Manager and OAM is 200 Park Avenue, New York, NY 10166, and the address of OPY and Opco is 125 Broad Street, New York, NY 10004.

The following chart sets forth the name, address and principal occupation of the principal executive officers and directors of Multi-Manager:

Name	Address	Principal Occupation
Bryan McKigney (1) President	125 Broad Street	Senior Managing Director of Oppenheimer Asset Management Inc.
Patrick Kane, Managing Director	200 Park Avenue	Senior Managing Director of Oppenheimer Asset Management Inc.
Jeffrey Alfano, Chief Financial Officer	125 Broad Street	Chief Financial Officer of Oppenheimer & Co. Inc.
Stephen Beach, Chief Compliance Officer	200 Park Avenue	Chief Compliance Officer of Oppenheimer Asset Management Inc.
Dennis McNamara, Secretary	125 Broad Street	Executive Vice President and General Counsel of Oppenheimer & Co. Inc.
Deborah Kaback	200 Park Avenue,	Chief Legal Officer of OAM
_____________

(1)           Serves as a member of the Fund's Board of Managers.

Board Consideration of New Advisory Agreement.

In determining to approve the New Advisory Agreement and to recommend its approval by Members, the Board considered all information it deemed reasonably necessary to evaluate the terms of the New Advisory Agreement and the ability of Multi-Manager to provide services of the nature, scope and quality required by the Fund.  The Independent Managers requested and reviewed materials furnished by OAM, including information regarding Multi-Manager, its affiliates and personnel, operations and financial condition, and also reviewed information relating to the investment performance and the current and proposed fees and expenses of the Fund as compared to similar investment funds.  The Board also met with representatives of OAM and discussed various matters relating to the operations of the Fund and Multi-Manager and to the nature, scope and quality of services that Multi-Manager would provide to the Fund.  In connection with the Board's review, the Independent Managers met in an executive session, during which they were advised by and had the opportunity to discuss with independent legal counsel various matters relating to the New Advisory Agreement.

Based on its review, and after careful consideration of various factors, including but not limited to those discussed below, the Board, including each of the Independent Managers of the Fund, unanimously voted to approve the New Advisory Agreement.  In approving the

New Advisory Agreement, the Board determined that the New Advisory Agreement will enable the Fund to continue to receive high quality investment advisory services at a cost that is reasonable and appropriate.  The Board determined to approve the New Advisory Agreement because:

•	The Fund has had very strong long-term performance;

•	The Fund's investment program has become increasingly complex;

•
The Fund currently pays advisory and administrative fees that are below the fees paid by other similar funds, including similar funds managed by Opco affiliates and Alkeon, for advisory and administrative services;

•	The new Advisory Fee will allow Opco to better compensate Alkeon for its provision of investment services to the Fund; and

•
Notwithstanding the proposed fee increases, the Fund will continue to pay fees that are within the range of or lower than the fees being paid by other similar funds, including other funds managed by Alkeon.

No single factor was considered in isolation, nor was any single factor considered to be determinative to the Board's decision to approve the New Advisory Agreement.

In particular, the Board considered the proposed increase in fees that would be payable by the Fund under the New Advisory Agreement as a result of the new Advisory Fee, and evaluated the appropriateness of all amounts that would be payable to Multi-Manager by the Fund and Members, including the Advisory Fee and the Incentive Allocation.  In this regard, the Board considered the fact that the Fund has been provided with very high quality investment advice over a period of many years, as demonstrated by the historic investment performance of the Fund since its inception, and that the Fund's cumulative total return for the one year, five year, ten year and since inception periods ended March 31, 2011 was 13.60%, 107.10%, 225.35% and 397.40%, which substantially exceeds the cumulative returns of relevant indices during the same periods.  It also evaluated the investment performance of the Fund relative to the investment performance of other similar investment funds and found that the Fund's performance compared favorably to that of the other funds.

In evaluating the proposed compensation payable under the New Advisory Agreement, the Board also gave weight to the fact that the Fund's investment program has become more complex, involving greater use of derivatives and investments in foreign securities, and that the recent expansion of the Fund's investment focus to encompass investments in a broad range of domestic and foreign growth companies (and not primarily in stocks of technology-related companies) necessitates the use of additional investment professionals having a broader set of skills and experience than was previously required.  The Board viewed as significant the fact that OAM personnel will continue to provide the same services to the Fund on behalf of Multi-Manager under the New Advisory Agreement that they provide currently on behalf of AAM, and that personnel of Alkeon who currently provide advisory services to the Fund through AAM under the Current Advisory Agreement would continue to provide investment advisory services to the Fund pursuant to the Sub-Advisory Agreement.  For these reasons, the Board determined that an increase in the compensation payable under the New Advisory Agreement is reasonable and appropriate and that such compensation is also necessary to appropriately compensate the organizations and their personnel providing investment advisory services to the Fund.

With respect to the compensation payable under the New Advisory Agreement, the Board also compared the current and proposed fees and overall expense level of the Fund to those of other funds with similar investment programs, including but not limited to other funds advised by Opco affiliates and by Alkeon (or an Alkeon affiliate).  It was noted, in this regard, that, notwithstanding the changes in fees that are being proposed or implemented (including the Advisory Fee and the increase in the fee payable under the New Services Agreement), the Fund will continue to have overall fees and expenses that are within the range of or lower than those of other similar funds registered under the 1940 Act.  The Board also considered the anticipated costs of services to be provided and an estimate of the profits likely to be realized by Multi-Manager from its relationship with the Fund and reviewed with representatives of OAM the methodology used in estimating Multi-Manager's costs and profits.  The extent to which economies of scale in costs of providing services would be realized as the Fund grows and whether the fees payable to Multi-Manager pursuant to the New Advisory Agreement properly reflect these economies of scale for the benefit of Members were also considered.  Although there are no reductions in the compensation payable by the Fund under the New Advisory Agreement that would apply as its assets increase, the Board determined, in light of the nature, quality and scope of services proposed to be provided, the anticipated costs of those services and the fees paid by similar funds, that the estimated profitability of Multi-Manager would not be so disproportionately large that it would bear no reasonable relationship to the services that will be provided by Multi-Manager.  In making these determinations, the Board took cognizance of the fact that Opco compensates its financial advisors for providing ongoing investor services to Members relating to the Fund and that, unlike a number of other similar funds, does not receive a separate fee from the Fund as compensation for these services.

The Board also considered the potential indirect benefits that might be realized by Multi-Manager from its relationship with the Fund and considered possible alternatives to approval of the New Advisory Agreement.  In this regard, the Board evaluated the potential benefits, detriments and costs to the Fund and Members of retaining an investment adviser other than Multi-Manager (or another Opco-affiliated investment adviser) as the Fund's investment adviser and determined that, as an affiliate of OAM, Multi-Manager has the requisite expertise, personnel and resources to enable it to provide high quality services to the Fund.

After consideration, the Board noted its overall satisfaction with the nature, quality and extent of services currently provided by OAM as the managing member of AAM and concluded that the Fund would be likely to continue to receive similar services under the New Advisory Agreement from Multi-Manager.

The Board conducted a similar review and evaluation in determining whether to approve the New Services Agreement and in assessing the appropriateness of the increased Service Fee that the Fund will pay to Multi-Manager under that agreement.  In this regard, the Board noted that the fee that the Fund currently pays to Opco for administrative and investor services has been in effect since the Fund commenced operations in 1999 and that this fee is lower than the fees paid by many other funds that are similar to the Fund, including both private investment funds and 1940 Act registered funds, that pursue alternative investment strategies.

The Board also noted that the operational and management-related services required in connection with the Fund's operations have expanded in recent years as a result of numerous new regulatory requirements and the increase in the complexity in the Fund's investment program. Finally, the Board noted that Alkeon, which provides certain administrative services to the Fund pursuant to a sub-administration agreement with Opco, will continue to provide those services under the New Services Agreement as a non-managing member of Multi-Manager.  For these reasons, the Board determined to approve the New Services Agreement.

Additional Information

Opco also acts as placement agent pursuant to a placement agent agreement with the Fund, but is not compensated by the Fund for its services as placement agent.  During the fiscal year ended December 31, 2010, Opco executed certain portfolio transactions for the Fund. The aggregate amount of commissions paid by the Fund to Opco in connection with these transactions was $92,160, which constitutes 0.5% of the total brokerage commissions paid by the Fund during the period.  Other than Services Fees, commissions and the Incentive Allocation  to the Adviser, no fees were paid by the Fund to the Adviser, its affiliated persons or any affiliated persons of such persons during the fiscal year ended December 31, 2010.

Required Vote.

Approval of the New Advisory Agreement by Members requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which, for this purpose, means the affirmative vote of the lesser of (1) 67% or more of the outstanding Interests in the Fund, if more than 50% of the outstanding Interests are represented at the Meeting or (2) more than 50% of the outstanding Interests.

THE BOARD UNANIMOUSLY RECOMMENDS THAT MEMBERS VOTE "FOR" PROPOSAL 1 TO APPROVE THE NEW ADVISORY AGREEMENT.

PROPOSAL 2

APPROVAL OF SUB-ADVISORY AGREEMENT

At the Meeting, Members will vote on a proposal to approve the Sub-Advisory Agreement pursuant to which Alkeon will serve as the investment sub-adviser of the Fund.  Pursuant to the Sub-Advisory Agreement, the personnel of Alkeon who currently provide investment advisory services to the Fund on behalf of AAM under the Current Advisory Agreement will continue to have responsibility for managing the Fund's investment portfolio.  A copy of the Sub-Advisory Agreement is contained in Exhibit 3 to this Proxy Statement.  The Board unanimously recommends that Members vote to approve the Sub-Advisory Agreement.

Section 15(a) of the 1940 Act prohibits any person from serving as an investment adviser of a registered investment company, such as the Fund, except pursuant to a written contract that has been approved by the vote of a majority of the outstanding voting securities of the investment company.  Therefore, the approval of the Sub-Advisory Agreement by Members of the Fund is required.  In the event that Members do not approve the Sub-Advisory Agreement or the New Advisory Agreement, AAM will continue to serve as the Fund's investment adviser in accordance with the arrangements currently in effect.  In such event, there can be no assurance that Alkeon will remain a member of AAM and make its personnel available to manage the Fund's investment portfolio and it may be necessary to retain a sub-adviser other than Alkeon to provide portfolio management services to the Fund, which would be subject to approval by the Board and Members.

Description of the Sub-Advisory Agreement.

Pursuant to the Sub-Advisory Agreement, Alkeon will be retained by Multi-Manager and the Fund to serve as sub-investment adviser to the Fund and, in such capacity, Alkeon will have the responsibility and discretionary authority to manage the investment of assets of the Fund, subject to the oversight and supervision of Multi-Manager and the direction and control of the Board, in accordance with the Fund's investment objective, policies and restrictions.  The Sub-Advisory Agreement requires that Alkeon, at its own expense, maintain such staff and employ or retain such personnel as may be necessary to render the services required to be provided.  It provides that Alkeon shall use its best efforts in the supervision and management of the investment activities of the Fund and in providing services, but that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations ("Disabling Conduct"), neither Alkeon nor any of its members, officers or employees or any of their affiliates, executors, heirs, assigns, successors or other legal representatives shall be liable for any error of judgment for any mistake of law or for any act or omission.  Pursuant to the Sub-Advisory Agreement, the Fund will be obligated to indemnify Alkeon and its affiliates against liabilities they may incur as a result of the performance or non-performance of their duties with respect to the Fund, absent Disabling Conduct.  In addition, the Sub-Advisory Agreement provides that Alkeon may place brokerage orders to effect transactions for the Fund with brokers affiliated with Alkeon or Opco, including transactions in which the affiliated broker is acting for one of its brokerage clients (known as "agency cross transactions"), subject to compliance with applicable Securities and Exchange Commission rules.

If the Sub-Advisory Agreement is approved by Members, it will become effective and will have an initial term expiring two years from the date of its execution.  The Sub-Advisory Agreement may continue in effect from year to year after its initial term, provided that such continuance is approved annually by: (i) the Board; or (ii) the vote of a majority of the outstanding voting securities (as defined by the 1940 Act) of the Fund; and, that, in either event, such continuance also is approved by a majority of the Independent Managers, by vote cast in person at a meeting called for the purpose of voting on such approval.  The Fund and Multi-Manager will each have the right, without payment of any penalty, to terminate the Sub-Advisory Agreement on sixty days' prior written notice to Alkeon (and, in the case of termination by the Fund, either by majority vote of the Board or by the vote of a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act and the rules thereunder).  Alkeon will have the right, without payment of penalty, to terminate the agreement on sixty days' prior written notice to the Fund and Multi-Manager.  In addition, as required by the 1940 Act, the Sub-Advisory Agreement provides that it shall automatically terminate in the event of its assignment (to the extent required by the 1940 Act and the rules thereunder) unless such automatic termination shall be prevented by an exemptive order of the SEC.

In consideration of services provided under the Sub-Advisory Agreement, Alkeon is entitled to receive a monthly fee computed at the annual rate of 0.30% of the Fund's net assets, determined as of the start of business on the first business day of each month, after adjustment for any subscriptions effective on such day.  This fee will be payable by Multi-Manager out of the monthly Advisory Fee it receives from the Fund under the New Advisory Agreement.  The Fund will not pay any fee to Alkeon pursuant to the Sub-Advisory Agreement.

Information About Alkeon.

Alkeon is a Delaware limited liability company that is registered as an investment adviser under the Advisers Act.  Its affiliate, Mainsail Group, L.L.C. ("Mainsail"), is a broker-dealer registered under the Exchange Act.  Mr. Panayotis ("Takis") Sparaggis is the controlling person of Alkeon and Mainsail.  Alkeon commenced operations on January 1, 2002 and currently employs ten investment and trading professionals.  Prior to the formation of Alkeon, the initial personnel of Alkeon, including Mr. Sparaggis, were employed by CIBC World Markets Corp ("CIBC WM") and provided, on behalf of the Fund's investment adviser, services of the same type as they now provide to the Fund.  As of April 2011, Alkeon and its affiliate, SilverBay Capital Management LLC, ("SilverBay") managed approximately $2.85 billion of client assets, including various registered investment companies and private investment funds.  Alkeon is located at 350 Madison Avenue, 9th Floor, New York, New York  10017.

Mr. Sparaggis currently serves as the portfolio manager of the Fund.  From May 1995 until he established Alkeon in January 2002, he was associated with CIBC WM and its predecessor, Oppenheimer & Co., Inc., where he was a Managing Director.  From January 1996 to December 2001, Mr. Sparaggis also was a Senior Portfolio Manager for Oppenheimer Investment Advisers, an investment management program offered by CIBC WM.  Mr. Sparaggis also serves as a portfolio manager for four other investment funds for which the Adviser or SilverBay serves as investment adviser, and as portfolio manager or general partner of other registered investment companies, private investment companies and individual client accounts managed by Alkeon.  Certain of these other funds and accounts have investment programs substantially similar to that of the Fund and invest, to the extent practicable, on a pari passu basis with the Fund.  From 1993 until joining Oppenheimer & Co., Inc. in 1995, Mr. Sparaggis was with Credit Suisse First Boston Investment Management and was responsible for security analysis and portfolio management for domestic investments, including proprietary trading on long-short equities and convertible arbitrage.

Mr. Sparaggis received a Ph.D. in Electrical and Computer Engineering and a Masters in Business Administration simultaneously from the University of Massachusetts in 1993.  He received an IBM Fellowship in physical sciences in 1992 and 1993.  He received a Masters in Electrical and Computer Engineering from the University of Massachusetts in 1990 and a Bachelor of Science degree in Electrical Engineering and Computer Science from the National Technical University of Athens in 1988.

The following chart sets forth the name, address and principal occupation of the principal executive officers and managers of Alkeon:

Name	Address	Principal Occupation
Panayotis ("Takis") Sparaggis	350 Madison Avenue New York, NY 10017	Chief Investment Officer Alkeon Capital Management, LLC
Gregory D. Jakubowsky	350 Madison Avenue New York, NY 10017	Chief Operating Officer Alkeon Capital Management, LLC
George Mykoniatis	350 Madison Avenue New York, NY 10017	Chief Financial Officer Alkeon Capital Management, LLC

Board Consideration of Sub-Advisory Agreement.

In determining to approve the Sub-Advisory Agreement and to recommend its approval by Members, the Board considered all information it deemed reasonably necessary to evaluate the terms of the Sub-Advisory Agreement and the ability of Alkeon to provide services of the nature, scope and quality required by the Fund.  The Independent Managers requested and reviewed materials furnished by Alkeon, including information regarding Alkeon, its affiliates and personnel, operations and financial condition, as well as materials furnished by OAM regarding the Fund (as described previously with respect to Proposal 1), including information relating to the investment performance and fees and expenses of the Fund as compared to similar investment funds.  The Board considered it important that, because Alkeon personnel are currently responsible for providing investment advisory services to the Fund, the retention of Alkeon as sub-adviser should not result in any change in the management of the Fund's investment portfolio.  In connection with the Board's review, the Independent Managers met in an executive session, during which they were advised by and had the opportunity to discuss with independent legal counsel various matters relating to the Sub-Advisory Agreement.

Based on its review, and after careful consideration of various factors (including but not limited to those discussed below), the Board, including each of the Independent Managers, unanimously voted to approve the Sub-Advisory Agreement.  In approving the Sub-Advisory Agreement, the Board determined that the Sub-Advisory Agreement will enable the Fund to obtain high quality investment advisory services at a cost that is reasonable and appropriate.  No single factor was considered in isolation, nor was any single factor considered to be determinative to the Board's decision to approve the Sub-Advisory Agreement.

In its deliberations, the Board considered the fact that the Fund has been provided with very high quality investment advice over a period of many years, as demonstrated by the historic investment performance of the Fund since its inception, and that the Fund's cumulative total return for the ten year period ended March 31, 2011 was 225.35%, which substantially exceeds the cumulative returns of relevant indices during the same period.  It also evaluated the investment performance of the Fund relative to the investment performance of other similar funds.  After consideration, the Board noted its overall satisfaction with the nature, quality and extent of services currently provided to the Fund by Alkeon personnel and concluded that the Fund would be likely to continue to receive similar services from Alkeon under the Sub-Advisory Agreement.

With respect to the fees payable under the Sub-Advisory Agreement, it was noted that, although the Fund itself would not pay any fee to Alkeon under the Sub-Advisory Agreement, the Fund would bear the additional Advisory Fee pursuant to the New Advisory Agreement (out of which the fee payable to Alkeon under the Sub-Advisory Agreement would be paid) if the New Advisory Agreement and the Sub-Advisory Agreement are each approved by Members.  However, the Board compared the proposed fees and anticipated overall expense level of the Fund to the fees and expenses of other funds with similar investment programs, including but not limited to other funds advised by Opco affiliates and by Alkeon (or an Alkeon affiliate), and noted that, notwithstanding the changes in fees that are being proposed or implemented (including the new Advisory Fee and the increase in the Service Fee that the Fund will pay for administrative and investor services under the New Services Agreement), the Fund will continue to have overall fees and expenses that are within the range of those of other similar registered funds.  The Board also noted that the proposed fee structure for the Fund is similar to that of other Alkeon-affiliated funds, including another registered fund with an investment program similar to that of the Fund and a number of private investment funds, and it determined that it is important that the fee structure of the Fund allow Alkeon to receive compensation that is commensurate with the services it provides and thus help assure that Alkeon is willing to continue to commit an appropriate level of its resources to the Fund and to continue its relationship with the Fund.

Consideration was also given by the Board to the anticipated costs of the services to be provided by Alkeon pursuant to the Sub-Advisory Agreement and an estimate of the profits likely to be realized by Alkeon from its relationship with the Fund (including the fee it would be paid under the Sub-Advisory Agreement and the share of the anticipated revenues of Multi-Manager and AAM that Alkeon would be entitled to receive as a member of Multi-Manager and AAM.  The extent to which economies of scale in costs of providing services would be realized by Alkeon as the Fund grows and whether the fee payable to Alkeon pursuant to the Sub-Advisory Agreement properly reflects these economies of scale for the benefit of Members were also considered.  As with respect to the fees payable by the Fund under the New Advisory Agreement, the Board determined that, although there is no reduction in compensation that would occur as the Fund's assets increase, in light of the nature, quality and scope of services proposed to be provided by Alkeon, the anticipated costs of those services and the fees paid by similar funds, the estimated profitability of Alkeon would not be so disproportionately large that it would bear no reasonable relationship to the services that it will provide.

The Board also considered the potential indirect benefits that might be realized by Alkeon from its relationship with the Fund and considered possible alternatives to approval of the Sub-Advisory Agreement.  In this regard, the Board evaluated the potential benefits, detriments and costs to the Fund and Members of retaining an investment adviser other than Alkeon to serve as sub-adviser and determined that Alkeon has the requisite expertise, personnel and resources to enable it to provide high quality services to the Fund.

Additional Information

During the fiscal year ended December 31, 2010, Mainsail executed certain portfolio transactions for the Fund. The aggregate amount of commissions paid by the Fund to Mainsail in connection with these transactions was $1,727,326, which constitutes 9.4% of the total brokerage commissions paid by the Fund during the period.
Required Vote.

Approval of the Sub-Advisory Agreement by Members requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which, for this purpose, means the affirmative vote of the lesser of (1) 67% or more of the outstanding Interests in the Fund, if more than 50% of the outstanding Interests are represented at the Meeting or (2) more than 50% of the outstanding Interests.

THE BOARD UNANIMOUSLY RECOMMENDS THAT MEMBERS VOTE "FOR"
PROPOSAL 2 TO APPROVE THE SUB-ADVISORY AGREEMENT.

II. Voting Information.

Proxy Solicitation

If you properly authorize your proxy through the Internet or telephonically, or by marking, executing and returning the enclosed proxy card, and your proxy is not subsequently revoked, your votes will be cast at the Meeting.  If you give instructions, your votes will be cast in accordance with your instructions.  If you return your signed proxy card without instructions, your votes will be cast, (i) FOR the approval of the New Advisory Agreement (Proposal 1) and (ii) FOR the approval of the Sub-Advisory Agreement (Proposal 2).  Your vote will be cast in the discretion of the proxy holders on any other matter that may properly come before the Meeting or any adjournment of the Meeting, including any proposal to adjourn the Meeting.

Revocation of Proxies and Abstentions

A Member giving a proxy may revoke it at any time before it is exercised by:  (i) submitting a written notice of revocation; (ii) submitting a subsequently executed proxy in writing or via the Internet; (iii) attending the Meeting and voting in person; or (iv) providing notice of revocation via the Internet or by touch-tone telephone.

If a proxy (i) is properly executed and returned marked with an abstention with respect to either of the Proposals or (ii) represents a nominee "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote on a particular matter with respect to which the broker or nominee does not have discretionary power to vote) (collectively, "abstentions"), your Interest in the Fund represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business.  If a proxy is properly executed and returned and is marked with an abstention, the proxy will not be voted on any matter as to which the abstention applies.  An abstention will have the same effect as a vote "Against" approval of the Proposals.

Quorum Requirements

A quorum of Members is necessary to properly convene the Meeting.  A quorum will exist if Members holding a majority of the total number of votes eligible to be cast by all Members as of the Record Date are present in person or by proxy at the Meeting.

Adjournments

If a quorum is not present at the Meeting or if a quorum is present but sufficient votes to approve either of the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies.  Any adjournment will require the vote of a majority of the Members present in person or by proxy.  If a quorum is present and an adjournment is proposed, the persons named as proxies will vote those proxies which they are entitled to vote "For" either of the Proposals in favor of such adjournment, and will vote proxies required to be voted "Against" both of the Proposals against such adjournment.  At any adjourned Meeting at which a quorum is present, any business may be transacted which might have been transacted at the Meeting originally called.

III.     Other Matters and Additional Information.

Other Business at the Meeting

The Board does not intend to bring any matters before the Meeting other than as stated in this Proxy Statement and is not aware that any other matters will be presented for action at the Meeting.  If any other matters properly come before the Meeting, it is the intention of the persons named as proxies to vote on such matters in accordance with their best judgment, unless specific restrictions have been given.

Future Member Proposals

Pursuant to rules adopted by the SEC under the Exchange Act, Members may request inclusion in the Fund's proxy statement for a meeting of Members certain proposals for action which they intend to introduce at such meeting.  Any Member proposals must be presented a reasonable time before the proxy materials for the next meeting are sent to Members.  The submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the Exchange Act.  Because the Fund does not hold regular meetings of Members, no anticipated date for the next meeting can be provided.  Any Member wishing to present a proposal for inclusion in the proxy materials for the next meeting of Members should submit such proposal to the Principal Manager of the Fund.

Communication with the Board

Members wishing to submit written communications to the Board should send their communications to the Fund at its principal office.  Any such communications received will be reviewed by the Board at its next regularly scheduled meeting.

Appraisal Rights

Members do not have any appraisal rights in connection with the Proposals.

Results of Voting

Members will be informed of the results of voting at the Meeting in the Fund's Semi-Annual Report to Members for the period ending June 30, 2011, which will be sent to Members on or before [_____], 2011.

Contacting the Fund

Members may contact the Fund by calling [_______].

MEMBERS ARE REQUESTED TO MARK, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.  ADDITIONAL PROCEDURES YOU MAY USE TO VOTE ARE DESCRIBED ON THE ENCLOSED PROXY CARD.

By Order of the Board of Managers

/s/
Name: Bryan McKigney
Title: Principal Manager

Dated:  [______], 2011

EXHIBIT 1

To the knowledge of the Fund, the following are the only persons who owned of record or beneficially, five percent or more of the Fund's Interests, as of the Record Date:

[    ]

As of May 31, 2011, the officers and Managers of the Fund as a group beneficially owned less than 1% of the outstanding Interests of the Fund.

Exhibit 1 – 1

EXHIBIT 2

FORM OF INVESTMENT ADVISORY AGREEMENT

AGREEMENT made and executed the [1st day of July, 2011], by and between Advantage Advisers Xanthus Fund, L.L.C., a Delaware limited liability company (the "Fund"), and Advantage Advisers Multi-Manager, L.L.C., a Delaware limited liability company (the "Adviser"):

W I T N E S S E T H:

WHEREAS, the Fund intends to engage in business as a closed-end, non-diversified management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and engages in the business of acting as an investment adviser; and

WHEREAS, the Fund desires to retain the Adviser to render investment advisory services to the Fund in the manner and on the terms and conditions hereinafter set forth; and

WHEREAS, the Adviser desires to be retained to perform such services on said terms and conditions:

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the Fund and the Adviser agree as follows:

1.           The Fund hereby retains the Adviser to act as its investment adviser and, subject to the supervision and control of the Board of Managers of the Fund (the "Board"), to manage the investment activities of the Fund as hereinafter set forth.  Without limiting the generality of the foregoing, the Adviser shall: obtain and evaluate such information and advice relating to the economy, securities markets, and securities as it deems necessary or useful to discharge its duties hereunder; continuously manage the assets of the Fund in a manner consistent with the investment objective, policies and restrictions of the Fund, as set forth in the Confidential Memorandum of the Fund and as may be adopted from time to time by the Board, and applicable laws and regulations; determine the securities to be purchased, sold or otherwise disposed of by the Fund and the timing of such purchases, sales and dispositions; and take such further action, including the placing of purchase and sale orders and the voting of securities on behalf of the Fund, as the Adviser shall deem necessary or appropriate.  The Adviser shall furnish to or place at the disposal of the Fund such of the information, evaluations, analyses and opinions formulated or obtained by the Adviser in the discharge of its duties as the Fund may, from time to time, reasonably request.

2.           Without limiting the generality of paragraph 1 hereof, the Adviser shall be authorized to open, maintain and close accounts in the name and on behalf of the Fund with brokers and dealers as it determines are appropriate; to select and place orders with brokers,

Exhibit 2 – 1

dealers or other financial intermediaries for the execution, clearance or settlement of any transactions on behalf of the Fund on such terms as the Adviser considers appropriate and which are consistent with the policies of the Fund; and, subject to any policies adopted by the Board and to the provisions of applicable law, to agree to such commissions, fees and other charges on behalf of the Fund as it shall deem reasonable in the circumstances taking into account all such factors as it deems relevant (including the quality of research and other services made available to it even if such services are not for the exclusive benefit of the Fund and the cost of such services does not represent the lowest cost available) and shall be under no obligation to combine or arrange orders so as to obtain reduced charges unless otherwise required under the federal securities laws.  The Adviser may use, subject to such procedures as may be adopted by the Board, affiliates of the Adviser or any sub-adviser as brokers to effect the Fund's securities transactions and the Fund may pay such commissions to such brokers in such amounts as are permissible under applicable law.

3.           The Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as may be necessary to render the services required to be provided by the Adviser or furnished to the Fund under this Agreement.  Without limiting the generality of the foregoing, the staff and personnel of the Adviser shall be deemed to include persons employed or otherwise retained by the Adviser or made available to the Adviser by its members.

4.           Subject to obtaining all required approvals of the Board and of members of the Fund, and compliance with the requirements of the 1940 Act, the Adviser may retain one or more persons to act as sub-advisers and to provide portfolio management services to the Fund. The Adviser shall be responsible to supervise services provided to the Fund by any sub-adviser.

5.           The Fund will, from time to time, furnish or otherwise make available to the Adviser such financial reports, proxy statements, policies and procedures and other information relating to the business and affairs of the Fund as the Adviser may reasonably require in order to discharge its duties and obligations hereunder.

6.           The Adviser shall bear the cost of rendering the services to be performed by it under this Agreement.

7.           The Fund assumes and shall pay or cause to be paid all expenses of the Fund not expressly assumed by the Adviser under this Agreement, including without limitation: all costs and expenses directly related to portfolio transactions and positions for the Fund's account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased, custodial fees, margin fees, transfer taxes and premiums, taxes withheld on foreign dividends and indirect expenses from investments in Investment Funds; all costs and expenses associated with the organization and registration of the Fund, certain offering costs and the costs of compliance with any applicable Federal or state laws; attorneys' fees and disbursements associated with updating the Fund's Confidential Memorandum and subscription documents (the "Offering Materials");  the costs of printing the Offering Materials; the costs of distributing the Offering Materials to prospective investors; and attorneys' fees and disbursements associated with the review of subscription documents executed and delivered to the Fund in

Exhibit 2 – 2

connection with offerings of interests of the Fund; the costs and expenses of holding meetings of the Board and any meetings of members of the Fund; fees and disbursements of any attorneys, accountants, auditors and other consultants and professionals engaged on behalf of the Fund; the administrative services fee paid to the Adviser pursuant to the administrative services agreement between the Fund and the Adviser and the fees of custodians and persons providing administrative services to the Fund; the costs of a fidelity bond and any liability insurance obtained on behalf of the Fund or the Board; all expenses of computing the Fund's net asset value, including any equipment or services obtained for these purposes; and all charges for equipment or services used in communicating information regarding the Fund's transactions among the Adviser and any custodian or other agent engaged by the Fund.

8.           As full compensation for the services provided to the Fund and the expenses assumed by the Adviser under this Agreement, the Adviser shall be entitled to the following:

(i) The Adviser (or an affiliate designated by the Adviser) shall be entitled to be the Special Advisory Member of the Fund pursuant to the terms of the Limited Liability Company Agreement of the Fund (the "L.L.C. Agreement").  As the Special Advisory Member, the Adviser (or its designated affiliate) shall be entitled to receive an incentive allocation, as defined in Article I of the L.L.C. Agreement, in accordance with the terms and conditions of Section 5.8 of the L.L.C. Agreement.  The pertinent provisions of the L.L.C. Agreement relating to the incentive allocation are contained in Appendix A of this Agreement.

(ii) Payment from the Fund of a monthly fee computed at the annual rate of 0.40% of the net assets of the Fund, determined as of the start of business on the first business day of each month, after adjustment for any subscriptions effective on such day (the "Advisory Fee").  The Advisory Fee shall be payable monthly in arrears within [five] business days after the end of the month for which it is payable.  In the event that this Agreement is not in effect for an entire month, or if contributions or withdrawals of capital are made after the beginning of a month, the fee payable for such month shall be appropriately pro rated.

9.           The Adviser will use its best efforts in the supervision and management of the investment activities of the Fund and in providing services hereunder, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, neither the Adviser nor any of its members, directors, officers or employees thereof, nor any of their affiliates, executors, heirs, assigns, successors or other legal representatives (collectively, the "Affiliates") shall be liable to the Fund for any error of judgment for any mistake of law or for any act or omission by the Adviser and its Affiliates.

10.           (a)  The Fund shall indemnify the Adviser, its members, directors, officers or employees and any of their affiliates, executors, heirs, assigns, successors or other legal representatives (each an "Indemnified Person") against any and all costs, losses, claims, damages or liabilities, joint or several, including, without limitation, reasonable attorneys' fees and disbursements, resulting in any way from the performance or non-performance of any Indemnified Person's duties in respect of the Fund, except those resulting from the willful malfeasance, bad faith or gross negligence of an Indemnified Person or the Indemnified Person's reckless disregard of such duties, and in the case of criminal proceedings, unless such

Exhibit 2 – 3

Indemnified Person had reasonable cause to believe its actions unlawful (collectively, "disabling conduct").  Indemnification shall be made following:  (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Indemnified Person was not liable by reason of disabling conduct or (ii) a reasonable determination, based upon a review of the facts and reached by (A) the vote of a majority of the Managers serving on the Board ("Managers") who are not parties to the proceeding or (B) legal counsel selected by a vote of a majority of the Board in a written advice, that the Indemnified Person is entitled to indemnification hereunder.  The Fund shall advance to an Indemnified Person (to the extent that it has available assets and need not borrow to do so) reasonable attorneys' fees and other costs and expenses incurred in connection with defense of any action or proceeding arising out of such performance or non-performance.  The Adviser agrees, and each other Indemnified Person will agree as a condition to any such advance, that in the event it or he receives any such advance, it or he shall reimburse the Fund for such fees, costs and expenses to the extent that it shall be determined that it or he was not entitled to indemnification under this paragraph 10.

(b)           Notwithstanding any of the foregoing to the contrary, the provisions of this paragraph 10 shall not be construed so as to relieve the Indemnified Person of, or provide indemnification with respect to, any liability (including liability under Federal Securities laws, which, under certain circumstances, impose liability even on persons who act in good faith) to the extent (but only to the extent) that such liability may not be waived, limited or modified under applicable law or that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the provisions of this paragraph 10 to the fullest extent permitted by law.

11.           Nothing contained in this Agreement shall prevent the Adviser or any affiliated person of the Adviser from acting as investment adviser or manager for any other person, firm or corporation and, except as required by applicable law (including Rule 17j-1 under the 1940 Act), shall not in any way bind or restrict the Adviser or any such affiliated person from buying, selling or trading any securities or commodities for their own accounts or for the account of others for whom they may be acting.  Nothing in this Agreement shall limit or restrict the right of any member, officer or employee of the Adviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business whether of a similar or dissimilar nature.

12.           This Agreement shall become effective on the date of its execution as set forth above.  It shall remain in effect for an initial term of two years, and shall continue in effect from year to year thereafter provided such continuance is approved at least annually by the vote of a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act and the rules thereunder, or by the Board; and provided that in either event such continuance is also approved by a majority of the Managers who are not parties to this Agreement or "interested persons" (as defined by the 1940 Act) of any such party (the "Independent Managers"), by vote cast in person at a meeting called for the purpose of voting on such approval.  The Fund may at any time, without payment of any penalty, terminate this Agreement upon sixty days' prior written notice to the Adviser, either by majority vote of the Board or by the vote of a majority of the outstanding voting securities of the Fund (as defined by the 1940 Act and the rules thereunder).  The Adviser may at any time, without payment of penalty, terminate this Agreement upon sixty days' prior written notice to the Fund.  This Agreement shall automatically

Exhibit 2 – 4

terminate in the event of its assignment (to the extent required by the 1940 Act and the rules thereunder) unless such automatic termination shall be prevented by an exemptive order of the Securities and Exchange Commission.

13.           Any notice under this Agreement shall be given in writing and shall be deemed to have been duly given when delivered by hand or facsimile or five days after mailed by certified mail, post-paid, by return receipt requested to the other party at the principal office of such party.

14.           This Agreement may be amended only by the written agreement of the parties.  Any amendment shall be required to be approved by the Board and by a majority of the Independent Managers in accordance with the provisions of Section 15(c) of the 1940 Act and the rules thereunder.  If required by the 1940 Act, any amendment shall also be required to be approved by such vote of members of the Fund as is required by the 1940 Act and the rules thereunder.

15.           This Agreement shall be construed in accordance with the laws of the state of New York and the applicable provisions of the 1940 Act.  To the extent the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

16.           The Fund represents that this Agreement has been duly approved by the Board, including a majority of the Independent Managers, and by the sole initial member of the Fund, in accordance with the requirements of the 1940 Act and the rules thereunder.

17.           The parties to this Agreement agree that the obligations of the Fund under this Agreement shall not be binding upon any of the Managers, members of the Fund or any officers, employees or agents, whether past, present or future, of the Fund, individually, but are binding only upon the assets and property of the Fund.

{The remainder of this page has intentionally been left blank}

Exhibit 2 - 5

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the day and year first above written.

ADVANTAGE ADVISERS XANTHUS FUND, L.L.C.

By:
Name: Bryan McKigney
Title: [ ]

ADVANTAGE ADVISERS MULTI-MANAGER, L.L.C.

Oppenheimer Asset Management Inc.,
its Managing Member

By:
Name: [ ]
Title: [ ]

Exhibit 2 - 6

APPENDIX

Capitalized terms used herein and not otherwise defined shall have the meanings given to them in the L.L.C. Agreement.

ARTICLE I

DEFINITIONS

Incentive Allocation
With respect to each Member, 20% of the amount, determined as of the close of each Allocation Period with respect to such Member, by which such Member's Positive Allocation Change for such Allocation Period, if any, exceeds any positive balance in such Member's Loss Recovery Account as of the most recent prior date as of which any adjustment has been made thereto.

ARTICLE V

CAPITAL

5.8           Incentive Allocation.

(a)           The Incentive Allocation shall be debited against the Capital Account of each Member as of the last day of each Allocation Period with respect to such Member and the amount so debited shall simultaneously be credited to the Special Advisory Account or, subject to compliance with the 1940 Act and the Advisers Act, to the Capital Accounts of such Members who are directors, officers or employees of the Adviser or its Affiliates, or with respect to which such directors, officers or employees are the sole beneficial owners, as have been designated in any written notice delivered by the Adviser to the Board of Managers within 90 days after the close of such Allocation Period.

(b)           By the last business day of the month following the date on which an Incentive Allocation is made, the Special Advisory Member may withdraw up to 100% of the Incentive Allocation (computed on the basis of unaudited data) that was credited to the Special Advisory Account.  Within 30 days after the completion of the audit of the books of the Company for the year in which allocations to the Special Advisory Account are made, the Company shall pay to the Special Advisory Member any additional amount of Incentive Allocation determined to be owed to the Special Advisory Member based on the audit, and the Special Advisory Member shall

Appendix – 1

pay to the Company any excess amount of Incentive Allocation determined to be owed to the Company.

Appendix – 2

EXHIBIT 3

FORM OF SUB-INVESTMENT ADVISORY AGREEMENT

This AGREEMENT is made and executed [July 1, 2011], by and between Advantage Advisers Xanthus Fund, L.L.C., a Delaware limited liability company (the "Fund"), Advantage Advisers Multi-Manager, L.L.C., a Delaware limited liability company (the "Investment Adviser"), and Alkeon Capital Management, LLC, a Delaware limited liability company (the "Sub-Adviser").

WHEREAS, the Investment Adviser has agreed to furnish investment advisory services to the Fund, a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");

WHEREAS, the Investment Adviser and the Fund each wish to retain the Sub-Adviser to provide the Fund with certain sub-advisory services as described below in connection with Investment Adviser's advisory activities on behalf of the Fund;

WHEREAS, the investment advisory agreement between the Investment Adviser and the Fund dated [July 1, 2011] (such agreement or the most recent successor agreement between such parties relating to advisory services to the Fund is referred to herein as the "Advisory Agreement") authorizes the Investment Adviser to retain one or more sub-advisers to provide portfolio management services to the Fund; and

WHEREAS, this agreement has been approved in accordance with the provisions of the 1940 Act and the Sub-Adviser is willing to provide such services upon the terms and conditions herein set forth;

NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

Section 1  General.  The Investment Adviser and the Fund hereby appoint the Sub-Adviser to act as sub-adviser with respect to the Fund, and the Sub-Adviser accepts such appointment and agrees to act as a sub-adviser to the Fund on the terms and conditions set forth herein.

Section 2  Duties and Obligations of the Sub-Adviser with Respect to Investment of Assets of the Fund.  Subject to the succeeding provisions of this Section 2 and the oversight and supervision of the Investment Adviser and subject to the direction and control of the Fund's Board of Managers (the “Board”), the Sub-Adviser shall:

(a)  act as investment adviser for, and invest and reinvest, the Fund's assets and, in connection therewith, have complete discretion in purchasing and selling securities and other assets for the Fund and [in voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of the Fund], consistent with the investment objective, policies and restrictions of the Fund [and the proxy voting policy of the Fund];

Appendix 3 – 1

(b)  supervise continuously the investment program of the Fund and the composition of its investment portfolio;

(c)  arrange, subject to the provisions of Sections 3 and 6 hereof, for the purchase and sale of securities and other assets held by the Fund; and

(d)  provide, or arrange to have provided, investment research to the Fund.

Section 3  Covenants.  In the performance of its duties under this Agreement, the Sub-Adviser shall at all times:

(a)  Conform to, and act in accordance with, any requirements imposed by:  (i) the provisions of the 1940 Act and the Advisers Act, and all applicable rules and regulations of the Securities and Exchange Commission (the "SEC"); (ii) any other applicable provisions of law; (iii) the provisions of the Second Amended and Restated Limited Liability Company Agreement of the Fund dated as of [July 1, 2011], as may be amended from time to time; (iv) the investment strategy and investment policies of the Fund as set forth in the Fund's Confidential Memorandum dated as of [July, 2011], as the same may be amended from time to time; and (v) any policies and determinations of the Board as communicated in writing to the Sub-Adviser.

(b)  Without limiting the generality of paragraph (a) hereof, the Sub-Adviser shall be authorized to open, maintain and close accounts in the name and on behalf of the Fund with brokers and dealers as it determines are appropriate (including brokers that are affiliated with the Investment Adviser or the Sub-Adviser, subject to the policies and procedures of the Fund applicable to the use of affiliated brokers); to select and place orders either directly with the issuer or with any broker or dealer.  Subject to the other provisions of this paragraph, in placing orders with brokers and dealers, the Sub-Adviser will seek to obtain the best price and execution, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, the scope and quality of brokerage services provided, and in the case of transactions effected with unaffiliated brokers, the firm's risk in positioning a block of securities.  Consistent with this principle, the Sub-Adviser may place brokerage orders with brokers (including affiliates of the Fund) that provide supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.  Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Investment Adviser hereunder.  A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Sub-Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Sub-Adviser to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long-term.  In addition, the Sub-Adviser is authorized to take into account the sale of shares of the Fund in allocating purchase and sale orders for portfolio securities to brokers or dealers (including brokers and dealers that are affiliated with the Sub-Adviser, the Investment Adviser or another of the Fund's sub-advisers); provided that the Sub-Adviser believes that the quality of the transaction and the commission are

Exhibit 3 – 2

comparable to what they would be with other qualified firms.  In no instance, however, will securities be purchased from or sold to the Investment Adviser, the Sub-Adviser or any affiliated person thereof, except to the extent permitted by the SEC or by applicable law.

(c)  Maintain books and records with respect to Fund's securities transactions and will render to the Investment Adviser and the Board such periodic and special reports as they may request.

(d)  Keep the Fund and the Investment Adviser informed of developments materially affecting the Fund and shall, on its own initiative, furnish to the Fund from time to time whatever information the Sub-Adviser believes appropriate for this purpose.  The Sub-Adviser will periodically communicate to the Investment Adviser, at such times as the Investment Adviser may direct, information concerning the purchase and sale of securities for the Fund, including:  (i) the name of the issuer, (ii) the amount of the purchase or sale, (iii) the name of the broker or dealer, if any, through which the purchase or sale is effected, (iv) the CUSIP number of the instrument, if any, and (v) such other information as the Investment Adviser may reasonably require for purposes of fulfilling its obligations to the Fund under the Advisory Agreement.

(e)  Will treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund, and pertaining to the Fund's prior, current or potential members with respect to their investment in the Fund, in a manner consistent with the Privacy Policy of the Fund set forth as an exhibit to the Confidential Memorandum and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where the Investment Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund.

(f)  Will do and perform any such further acts and things related to the management of the Fund or the performance of any other duty, obligation or agreement hereunder as the Investment Adviser may from time to time reasonably request.

Section 4  Services Not Exclusive.  Nothing in this Agreement shall prevent the Sub-Adviser or any member, manager, officer, employee or other affiliate thereof from acting as investment adviser for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Sub-Adviser or any of its members, manager, officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Sub-Adviser will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement.

Section 5  Books and Records.  In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any such records upon the Fund's request.  The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

Exhibit 3 – 3

Section 6  Agency Cross Transactions.  From time to time, the Sub-Adviser or brokers or dealers affiliated with it may find themselves in a position to buy for certain of their brokerage clients (each an "Account") securities which the Sub-Adviser's investment advisory clients wish to sell, and to sell for certain of their brokerage clients securities which advisory clients wish to buy.  Where one of the parties is an advisory client, the Sub-Adviser or the affiliated broker or dealer cannot participate in this type of transaction (known as a cross transaction) on behalf of an advisory client and retain commissions from one or both parties to the transaction without the advisory client's consent.  This is because in a situation where the Sub-Adviser is making the investment decision (as opposed to a brokerage client who makes his own investment decisions), and the Sub-Adviser or an affiliate is receiving commissions from both sides of the transaction, there is a potential conflicting division of loyalties and responsibilities on the Sub-Adviser's part regarding the advisory client.  The SEC has adopted a rule under the Advisers Act which permits the Sub-Adviser or its affiliates to participate on behalf of an Account in agency cross transactions if the advisory client has given written consent in advance.  By execution of this Agreement, the Fund authorizes the Sub-Adviser or its affiliates to participate in agency cross transactions involving an Account.  The Fund may revoke its consent at any time by written notice to the Sub-Adviser.

Section 7  Expenses.  The Sub-Adviser shall, at its own expense, maintain such staff and employ or retain such personnel as may be necessary to render the services required to be provided by the Sub-Adviser under this Agreement.

Section 8  Compensation of the Sub-Adviser.  As compensation for the services rendered by the Sub-Adviser hereunder, the Investment Adviser agrees to pay the Sub-Adviser out of the fee it receives from the Fund pursuant to the investment advisory agreement between the Fund and the Investment Adviser a monthly fee computed at the annual rate of 0.30% of the net assets of the Fund, determined as of the start of business on the first business day of each month, after adjustment for any subscriptions effective on such day (the "Sub-Advisory Fee").  The Sub-Advisory Fee shall be payable monthly in arrears within [five] business days after the Investment Adviser’s receipt of payment of its investment advisory fee from the Fund.  In the event that this Agreement is not in effect for an entire month, or if contributions or withdrawals of capital are made after the beginning of a month, the fee payable for such month shall be appropriately pro rated.

Section 9  Indemnity.

(a)  The Fund shall indemnify the Sub-Adviser, its members, officers or employees and any of their affiliates, executors, heirs, assigns, successors or other legal representatives (each an "Indemnified Person") against any and all costs, losses, claims, damages or liabilities, joint or several, including, without limitation, reasonable attorneys' fees and disbursements, resulting in any way from the performance or non-performance of any Indemnified Person's duties in respect of the Fund, except those resulting from the willful malfeasance, bad faith or gross negligence of an Indemnified Person or the Indemnified Person's reckless disregard of such duties, and in the case of criminal proceedings, unless such Indemnified Person had reasonable cause to believe its actions unlawful (collectively, "disabling conduct").  Indemnification shall be made following:  (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Indemnified Person was not liable by reason of disabling conduct or (ii) a reasonable determination, based upon a review of the facts and reached by (A) the vote of a majority of the members of the Board who are not

Exhibit 3 – 4

parties to the proceeding or (B) legal counsel selected by a vote of a majority of the Board in a written advice, that the Indemnified Person is entitled to indemnification hereunder.  The Fund shall advance to an Indemnified Person (to the extent that it has available assets and need not borrow to do so) reasonable attorneys' fees and other costs and expenses incurred in connection with defense of any action or proceeding arising out of such performance or non-performance.  The Sub-Adviser agrees, and each other Indemnified Person will agree as a condition to any such advance, that in the event it or he receives any such advance, it or he shall reimburse the Fund for such fees, costs and expenses to the extent that it shall be determined that it or he was not entitled to indemnification under this Section 9.

(b)  Notwithstanding any of the foregoing to the contrary, the provisions of this Section 9 shall not be construed so as to relieve the Indemnified Person of, or provide indemnification with respect to, any liability (including liability under Federal Securities laws, which, under certain circumstances, impose liability even on persons who act in good faith) to the extent (but only to the extent) that such liability may not be waived, limited or modified under applicable law or that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the provisions of this Section 9 to the fullest extent permitted by law.

Section 10  Limitation on Liability.  The Sub-Adviser will use its best efforts in the supervision and management of the investment activities of the Fund and in providing services hereunder, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, neither the Sub-Adviser nor any of its members, officers or employees or any of their affiliates, executors, heirs, assigns, successors or other legal representatives (“Affiliates”) shall be liable to the Fund for any error of judgment for any mistake of law or for any act or omission by the Adviser and its Affiliates.

Section 11  Duration and Termination.  This Agreement shall become effective on the date of its execution as set forth above.  It shall remain in effect for an initial term of two years, and shall continue in effect from year to year thereafter provided such continuance is approved at least annually by the vote of a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act and the rules thereunder, or by the Board; and provided that in either event such continuance is also approved by a majority of the members of the Board who are not parties to this Agreement or "interested persons" (as defined by the 1940 Act) of any such party (the "Independent Managers"), by vote cast in person at a meeting called for the purpose of voting on such approval.  The Fund or the Investment Adviser may at any time, without payment of any penalty, terminate this Agreement upon sixty days' prior written notice to the Sub-Adviser (and, in the case of termination by the Fund, either by majority vote of the Board or by the vote of a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act and the rules thereunder).  The Sub-Adviser may at any time, without payment of penalty, terminate this Agreement upon sixty days' prior written notice to the Fund and the Investment Adviser.  This Agreement shall automatically terminate in the event of its assignment (to the extent required by the 1940 Act and the rules thereunder) unless such automatic termination shall be prevented by an exemptive order of the Securities and Exchange Commission.

Section 12  Notices.  Any notice given by a party under this Agreement shall be given in writing to the other parties to this Agreement at such address as each party hereto may designate from time to time for the receipt of such notice and shall be deemed to be received

Exhibit 3 – 5

by a party on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.

Section 13  Amendment of this Agreement.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.  Any amendment of this Agreement shall be subject to the approval of the Independent Managers and, if required by the 1940 Act, by the members of the Fund in accordance with Section 15(a) of the 1940 Act.

Section 14  Governing Law.  This Agreement shall be construed in accordance with the laws of the state of New York and the applicable provisions of the 1940 Act.  To the extent the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

Section 15  Liability of the Board.  The parties to this Agreement agree that the obligations of the Fund under this Agreement shall not be binding upon any of the members of the Board, members of the Fund or any officers, employees or agents, whether past, present or future, of the Fund, individually, but are binding only upon the assets and property of the Fund.

Section 16  Miscellaneous.  The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.  This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors.

Section 17  Counterparts.  This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.

Exhibit 3 – 6

IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers, all as of the day and the year first above written.

ADVANTAGE ADVISERS XANTHUS FUND, L.L.C.

By:
Name: Bryan McKigney
Title: [ ]

ADVANTAGE ADVISERS MULTI-MANAGER, L.L.C.

By:
Name:
Title:

ALKEON CAPITAL MANAGEMENT, LLC

By:
Name: Panayotis Sparaggis
Title:

Exhibit 3 – 7

EVERY SHAREHOLDER'S VOTE IS IMPORTANT *** 3 EASY WAYS TO VOTE YOUR PROXIES ***

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	instructions	instructions	envelope
	4) Do not mail this proxy	4) Do not mail this proxy
	card	card

ADVANTAGE ADVISERS XANTHUS FUND, L.L.C.	SPECIAL MEETING OF MEMBERS TO BE HELD ON JUNE 30, 2011
PROXY SOLICITED ON BEHALF OF BOARD OF MANAGERS

The undersigned hereby appoints Stephen Beach and Deborah Kaback, jointly and severally, as proxies ("Proxies"), with full power to of substitution, and hereby authorizes them to represent and to vote, as designated below, all of the limited liability company interests in Advantage Advisers Xanthus Fund, L.L.C. (the "Fund") held of record by the undersigned at the close of business on May 31, 2011 at the Special Meeting of Members of the Fund to be held at the offices of [Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022] on June 30, 2011 at [___] a.m. (EST) and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present at such meeting, and hereby revokes any proxies that may previously have been given by the undersigned with respect to the interests in the Fund covered hereby. I acknowledge receipt of the Notice of Special Meeting of Members and the Proxy Statement dated June   , 2011.

Dated:

PLEASE VOTE, DATE, SIGN AND PROMPTLY RETURN USING THE ENCLOSED ENVELOPE, IF
YOU DO NOT WISH TO VOTE BY INTERNET OR PHONE

Signature(s):

NOTE: Please date and sign exactly as name appears on this proxy card.  Individuals, joint tenants and IRA investors, please sign exactly as name appears on this proxy card. With respect to entity investors, each person required to sign under the investor's governing documents must sign.  Executors, administrators, trustees, etc. should give their full title. If more than one authorized signatory is required, each signatory should sign.
If interests in the Fund are held jointly, each holder should sign.

OPPENHEIMER PROXY

If this proxy is properly executed and received by the Fund prior to the Meeting, the interests in the Fund represented hereby will be voted in the manner directed on this proxy card. If no directions are given, this proxy will be voted "FOR" each of the proposals set forth on this proxy card, and at the discretion of the proxies on other matters that may properly come before the Meeting.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	[ X ]

THE BOARD OF MANAGERS OF THE FUND RECOMMENDS A VOTE "FOR" EACH OF THE FOLLOWING PROPOSALS:

1. Proposal to approve a new Investment Advisory Agreement between the Fund and Advantage Advisers Multi-Manager, L.L.C.

For: [ ] Against: [ ] Abstain: [ ]

2. Proposal to approve a sub-advisory agreement pursuant to which Alkeon Capital Management, LLC will provide portfolio management services to the Fund

For: [ ] Against: [ ] Abstain: [ ]

3. In their discretion on such other matters as may properly come before the meeting or any adjournment thereof

PLEASE SIGN ON REVERSE SIDE